Exhibit 99.2

 1  August 5, 2022  FRONTIER  second QUARTER  2022 RESULTS

 2  Safe Harbor Statement  Forward-Looking Statements  This release contains "forward-looking statements" related to future events, including the updated 2022 financial and operational outlook. Forward-looking statements address our expectations or beliefs concerning future events, including, without limitation, our outlook with respect to future operating and financial performance, expected results from our implementation of strategic and cost savings initiatives, and our ability to comply with the covenants in the agreements governing our indebtedness and other matters. These statements are made on the basis of management’s views and assumptions, as of the time the statements are made, regarding future events and performance and contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. A wide range of factors could materially affect future developments and performance, including but not limited to: our significant indebtedness, our ability to incur substantially more debt in the future, and covenants in the agreements governing our current indebtedness that may reduce our operating and financial flexibility; declines in Adjusted EBITDA relative to historical levels that we are unable to offset; our ability to successfully implement strategic initiatives, including our fiber buildout and other initiatives to enhance revenue and realize productivity and service improvements; our ability to secure necessary construction resources, materials and permits for our fiber buildout initiative in a timely and cost effective manner; potential disruptions in our supply chain and the effects of inflation resulting from the COVID-19 pandemic, the global microchip shortage, or otherwise, which could adversely impact our business and hinder our fiber expansion plans; our ability to effectively manage our operations, operating expenses, capital expenditures, debt service requirement and cash paid for income taxes and liquidity; competition from cable, wireless and wireline carriers, satellite, fiber “overbuilders” and OTT companies, and the risk that we will not respond on a timely or profitable basis; our ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on our capital expenditures, products and service offerings; risks related to disruption in our networks, infrastructure and information technology that result in customer loss and/or incurrence of additional expenses; the impact of potential information technology or data security breaches or other cyber-attacks or other disruptions; our ability to retain or attract new customers and to maintain relationships with customers; our reliance on a limited number of key supplies and vendors; declines in revenue from our voice services, switched and non-switched access and video and data services that we cannot stabilize or offset with increases in revenue from other products and services; our ability to secure, continue to use or renew intellectual property and other licenses used in our business; our ability to hire or retain key personnel; our ability to dispose of certain assets or asset groups or to make acquisition of certain assets on terms that are attractive to us, or at all; the effects of changes in the availability of federal and state universal service funding or other subsidies to us and our competitors and our ability to obtain future subsidies, including participation in the proposed RDOF program; our ability to comply with the applicable CAF II and RDOF requirements and the risk of penalties or obligations to return certain CAF II and RDOF funds; our ability to defend against litigation and potentially unfavorable results from current pending and future litigation; our ability to comply with applicable federal and state consumer protection requirements; the effects of governmental legislation and regulation on our business, including costs, disruptions, possible limitations on operating flexibility and changes to the competitive landscape resulting from such legislation or regulation; the impact of regulatory, investigative and legal proceedings and legal compliance risks; our ability to effectively manage service quality in the states in which we operate and meet mandated service quality metrics; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; the effects of changes in accounting policies or practices; our ability to successfully renegotiate union contracts; the effects of increased medical expenses and pension and postemployment expenses; changes in pension plan assumptions, interest rates, discount rates, regulatory rules and/or the value of our pension plan assets; the likelihood that our historical financial information may no longer be indicative of our future performance and our implementation of fresh start accounting; the impact of adverse changes in economic, political and market conditions in the areas that we serve, the U.S. and globally, including, but not limited to, disruption in our supply chain, inflation in pricing for key materials or labor, or other adverse changes resulting from epidemics, pandemics and outbreaks of contagious diseases, including the COVID-19 pandemic, natural disasters, economic or political instability or other adverse public health developments; potential adverse impacts of the COVID-19 pandemic on our business and operations, including potential disruptions to the work of our employees arising from health and safety measures such as social distancing, working remotely and recent applicable federal, state, and local mandates, and prohibitions, our ability to effectively manage increased demand on our network, our ability to maintain relationships with our current or prospective customers and vendors as well as their abilities to perform under current or proposed arrangements with us; risks associated with our emergence from the Chapter 11 Cases, including, but not limited to, the continuing effects of the Chapter 11 Cases on us and our relationships with our suppliers, customers, service providers or employees and changes in the composition of our board of directors and senior management; volatility in the trading price of our common stock, which has a limited trading history; substantial market overhang from the substantial common stock holdings by our former creditors issued in the Chapter 11 reorganization; certain provisions of Delaware law and our certificate of incorporation that may prevent efforts by our stockholders to change the direction or management of our company; and certain other factors set forth in our other filings with the SEC. This list of factors that may affect future performance and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive. You should consider these important factors, as well as the risks and other factors contained in Frontier’s filings with the U.S. Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. We do not intend, nor do we undertake any duty, to update any forward-looking statements.  Non-GAAP Financial Measures  Certain financial measures included herein, including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Operating Expenses and Operating Free Cash Flow, are not made in accordance with U.S. GAAP, and use of such terms varies from others in the same industry. Non-GAAP financial measures should not be considered as alternatives to net income (loss), net income margin or any other performance measures derived in accordance with U.S. GAAP as measures of operating performance or cash flows as measures of liquidity. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with U.S. GAAP. Projected GAAP financial measures and reconciliations of projected non-GAAP financial measures are not provided herein because such GAAP financial measures are not available on a forward-looking basis and such reconciliations could not be derived without unreasonable effort.  This presentation uses the term “Implied Enterprise Value”, “Implied EV” and other similar terms, which is calculated using a trend line implied by our peers and certain assumed levels of broadband penetration. This term does not necessarily represent our actual enterprise value.

 3  JOHN  STRATTON  Executive Chairman of the Board

 4  Frontier today: Company overview  1. All metrics reflect Last Twelve Months’ as of 06/30/22, and have been normalized to reflect the impact of fresh start accounting. EBITDA and Adjusted EBITDA are non-GAAP measures. See Appendix slides for reconciliations to the closest GAAP measure. See Frontier’s supplemental trending schedules, available at www.frontier.com/ir, for information regarding certain GAAP and non-GAAP measures, including the impact of fresh start accounting.   2. Including consumer and business broadband subscribers  15.3M  Total Passings  4.4M  Fiber Passings  2.8M  Broadband Customers2  1.5M  Fiber Broadband Customers2  $6.0B  Revenue1  $2.7B  Fiber Revenue1  $2.2B  Adjusted EBITDA1  $1.1B  Fiber Adjusted EBITDA1  Frontier Footprint  Key Operational & Financial Metrics

 5  Fiber is best positioned to meet long-term demand for data  Symmetrical upload and download speeds, faster than cable and other emerging wireless technologies, while also delivering the lowest latency  Clear path to 10 Gbps service, at lower capital intensity and lowest cost of delivery given passive infrastructure  Frontier fiber customers already consume 0.9TB of data per month on average, multiples of what cable and emerging wireless alternatives support today  Fiber is the preferred infrastructure for government broadband stimulus given future-proof characteristics  The best product  The highest usage  Best economics as usage scales  America’s future- proof infrastructure

 6  Financial profile of Wave 3 has become more attractive as we improve our build and government subsidies become available  Wave 1:  Fiber at the   end of 2021  Wave 3:  Subsidy-dependent  Will accelerate where   appropriate  Wave 2:  Fiber build plan  Announced in August  2021  15M  Initial analysis suggests 1-2M+ additional locations attractive without requiring subsidies  ~3-4M locations dependent on ~$42B in federal infrastructure funding  Fiber build returns are improving as execution scales   Recent debt raise enables time and optionality to curate assets

 7  We affirmed our commitment to ESG in inaugural report  Building energy-efficient fiber networks  Reducing energy use and establishing Frontier Green initiatives   Greening our fleet  Reducing our greenhousegas emissions   Environment  Building a great place to work   Engaging our team members  Focusing on worker safety  Valuing diversity, equity and inclusion  Social  Governance  Diverse Board representation with oversight of material ESG issues  Comprehensive compliance and ethics programs   Robust Code of Conduct and practices, including data privacy and security

 8  Building   Gigabit   AmericaTM  Fiber Deployment  Fiber Penetration  Operational Efficiency  Accelerate our fiber build  Customer Experience  Win customers in our fiber footprint  Simplify and digitize operations  Deliver an exceptional end-to-end customer journey  1  2  3  4  We are making rapid progress on our four levers of value creation

 9  nick  Jeffery  President & Chief Executive Officer

 10  Our operating momentum remained strong in 2Q22  Built a record 281,000 new fiber locations and raised 2022 build target to 1.1-1.2M locations  Raised $1.2 billion of debt to secure funding for fiber build through mid-2024  Achieved sequential EBITDA growth, demonstrating the earnings power of our business and helping drive an increase to 2022 EBITDA guidance  54,000 fiber broadband customer net adds, ~4x higher than the same period a year ago  Achieved record SMB net adds driven by critical improvements in business segment

 We have a clear path of transformation, and have achieved catalysts ahead of plan  Key Inflection Points  Achieved  Catalyst  Year-over-year revenue and EBITDA growth  2023  Fiber EBITDA > copper EBITDA  Consumer fiber broadband customer base > consumer copper broadband customer base  Scale fiber broadband net add production   3Q21  Total broadband net adds turn positive  4Q21  Further accelerate the fiber build  Sequential EBITDA growth  2Q22  Sustainable EBITDA inflection  4Q22  Scale the fiber build  2Q21

 12  Fiber deployment: We further accelerated the scale of our build and raised our build target for 2022…  1. Consumer and business locations with less than 5 units per location included in expansion passings.  Quarterly Fiber Expansion Passings1Thousand passings  Projected Fiber Passings1Million passings  Wave 2: 10M+ fiber passings by end of 2025   Wave 1: ~4M fiber passings at end of 2021  1Q21  1Q20  2Q21  3Q20  2Q20  4Q21  4Q20  3Q21  1Q22  2Q22  2022  2020  2021  2025  2023  2024  1.1 - 1.2M expected in 2022

 13  …and our strong foundation gives us confidence in accelerating the build even further in 2023   Expanded the fiber build into six additional states this year and plan to build in at least twelve states by the end of the year  Improved permitting process to reduce time to permit  Continue managing through inflation and labor challenges while realizing cost efficiencies as build scales  Diversified supply chain with additional contracts for labor and equipment

# Consumer fiber penetration: Broadband customer growth continues to accelerate

## Consumer Fiber Broadband Net Adds
'000 customers


~4X growth
10
8
6
9
13
12
29
44
52
50
1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22

**Consumer fiber broadband net adds increased ~4X the previous Q2…**

## Consumer Fiber Broadband Customers
'000 customers


+14%
1,215
1,223
1,229
1,238
1,251
1,263
1,292
1,336
1,388
1,438
1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22

**…driving fiber broadband customer growth of 14% in the past 12 months**

© Frontier Communications.

FRONTIER

14

 15  Fiber penetration: Base fiber penetration improved to 42.6%; expansion fiber penetration is exceeding targets  Base Fiber Penetration% of passings  Expansion Fiber Penetration % of passings  Expansion fiber penetration exceeding targets  Base fiber penetration improved 140bps year-over-year to 42.6%  2021 Build Cohort  2020 Build Cohort  41.5%  41.2%  2Q21  42.6%  4Q21  42.4%  40.8%  1Q21  2Q20  3Q21  1Q22  41.2%  2Q22  4Q20  40.7%  41.3%  41.9%  41.0%  1Q20  3Q20  +140bps  12-month  24-month  12-month  Target Range

# Structural price increases and rising Gig+ speed adoption support long-term ARPU growth

## Consumer Fiber Broadband ARPU

$ per month


+2%
$56.80
$56.92
$57.58
$59.72
$60.73
$63.10
$63.35
$62.21
$62.10
$63.35
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22

**2% sequential increase in Consumer Fiber broadband ARPU, driven by annual price increases and improved speed mix**

## Consumer Fiber Gig+ Mix

%


Gig+
< 1Gig
45-50%
50-55%
10-15%
85-90%
Activations[1]
Embedded Base

**Gig+ mix of consumer fiber activations has climbed for new activations, with significant opportunity still in base**

1. Activations include customers who are new to Frontier as well as migrations from copper

© Frontier Communications.

FRONTIER

16

# Customer experience: Key success indicators remain strong…

## Early Success Indicators

- Fiber NPS up sequentially from March 2022, and continued to increase ~30 points year-over-year
- Fiber brand NPS increased 14 points from March 2022 and now ranks highest among our major competitors
- Call center volumes down ~10% since 2Q21
- 90-day fiber churn down ~50 pts since 2Q21

## Consumer Broadband Churn, %



-10 pts
1.53%
1.43%
Fiber
2Q21
2Q22
+6 pts
1.67%
1.73%
Copper
2Q21
2Q22

© Frontier Communications.

FRONTIER

17

 18  …as we systematically drive improvements every single week  Digital First Customer Experience  AI / Digital Workforce  Modernized Agent Management  Deployed  In process  Interactive Virtual Assistant  Digital self-service functionality   Self-help videos  Scaled self-install capabilities  Where’s My Tech  Enhanced mobile app  AI-supported dispatch logic  Call center simplification  Telematics for improved dispatch routing  AI-enabled Chatbot  Enhanced agent tools  AI-guided workflows  Innovation centers  Mobile tech portal  Natural language processing for improved diagnostics

# Small business is steadily improving

## Key SMB Improvements

- **Strengthened product** with 2G offering and RingCentral partnership
- **Increased market awareness** through demand generation and lead identification campaigns
- **Expanded channels** in outbound telemarketing and D2D
- **Account management** team focused on cross/up-sell
- **Analytically driven retention efforts** focused on high risk of churn customers

## Business Fiber Broadband Customers

'000 customers



+7%
94
93
94
95
95
95
95
96
98
102
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22

© Frontier Communications.

19

 20  Scott  Beasley  Chief Financial Officer

 21  Financial highlights  Q2 2022  $1.46B Revenue, as sequentially higher Consumer revenue offset lower Business and Wholesale revenue  $101M Net Income  $535M of Adjusted EBITDA, higher sequentially driven by higher Fiber and Subsidy and Other adjusted EBITDA  $292M of Adjusted EBITDA from Fiber Products, up sequentially due to a combination of revenue growth and cost savings  $229M of Net Cash from Operations, driven by healthy operating performance and continued focus on liquidity and working capital management

# Strong fiber broadband revenue growth offset voice and video declines

## Revenue from Fiber[1], $M


Business and Wholesale
Consumer
679
267
412
Q2 2021
672
265
407
Q1 2022
685
264
421
Q2 2022

## Revenue from Copper[1], $M


834
431
403
Q2 2021
770
401
369
Q1 2022
757
387
370
Q2 2022

1. Excluding subsidy and other revenue. See the supplemental trending schedules, available at www.frontier.com/ir, for information regarding certain GAAP and non-GAAP financial measures, including the impact of fresh start accounting.

## Revenue Commentary

- Consumer Fiber broadband revenue grew ~13% year-over-year, leading to overall Consumer Fiber revenue growth
- Video and voice Fiber revenue declined year-over-year but were roughly flat sequentially
- Business and Wholesale Fiber revenue declined ~1% year-over-year but was roughly flat sequentially

- Revenue from Copper products declined 9% year-over-year, driven by declines across consumer, business and wholesale
- Consumer Copper revenue declined 8% year-over-year, but was roughly flat sequentially as broadband growth offset voice and other declines

© Frontier Communications.

FRONTIER

22

EBITDA growth from Fiber products accelerated, driving a sequential increase in consolidated EBITDA  Adjusted EBITDA from Fiber products grew 6% year-over-year driven by strong consumer broadband growth and margin improvements  Adjusted EBITDA from Fiber products represents 56% of total EBITDA, up from 51% in Q2 2021  Adjusted EBITDA from Copper products was in-line with our expectations, and we continue to expect year-over-year declines to moderate in 2H22  Adjusted EBITDA1, $M  Adjusted EBITDA Commentary  504  Q2 2022  Q2 2021  Q1 2022  544  Fiber  Copper  519  1. Excluding subsidy and other revenue. EBITDA and Adjusted EBITDA are non-GAAP financial measures. See the supplemental trending schedules, available at www.frontier.com/ir, and the Appendix hereto for information regarding Adjusted EBITDA from Fiber and Copper products.

 24  We have $3.7B of liquidity to fund the fiber build, with no significant debt maturities before 2027   Liquidity  $M, as of June 30, 2022  2025  2028  2022  2023  2029  2024  2030  2026  2027  2031  Maturity Profile1  $M, as of June 30, 2022  2.8x2  2Q22 Leverage Ratio  6.2%  Weighted Average Cost of Debt  7.2 Years  Weighted Average Life of Debt  1. Excludes amortization payments of ~$15 million per year on Term Loan.  2. Leverage ratio is a non-GAAP measure. See supplemental trending schedules available at www.frontier.com/ir.  Wave 2 Build  Cash &   Short-term   Investments  Available   Revolver Capacity  3,745  84%  Share of Debt at Fixed Interest Rates

 Our business continues to generate healthy cash from operations, aided by our aggressive cost reduction program  Business simplification  Strong cash flow generation  Prudent balance sheet management  Rigorous capital allocation  “Fit for the Future” cost program has realized ~$200 million of gross annualized cost savings, and remains on track to exceed $250 million savings goal by 2023  We generated $757M of net cash from operating activities in the first six months of the year  Net leverage of 2.8x1 today, with target of “mid-threes”  Liquidity of $3.7 billion to fund fiber build through mid-2024  Fiber build will be primary focus of capital allocation; dynamic model to target highest IRR opportunities for revenue growth and cost reduction  1. Leverage ratio is a non-GAAP measure. See supplemental trending schedules available at www.frontier.com/ir.

 Products that are critical for connecting to the digital society  Cost structure to endure inflationary environment  Balance sheet insulated from rising interest rates  We are well positioned to withstand economic environment and have not seen an impact on consumer payment behavior  84% of debt is at fixed interest rates1  No significant maturities until 2027  100 basis point increase in interest rates results in incremental annual cash interest expense of ~$15M  Inflationary fuel, energy, and labor costs represent small portion of cost structure  Multi-year agreements in place with key material and labor partners  Fit for the Future cost reduction program ahead of plan, will help offset inflationary pressures  Provide a wide range of products and services with un-matched value  Bringing more value to customers is at the core of everything we do  Customer health metrics continue to trend favorably   1. As of 6/30/2022

 27  Raising the midpoint of 2022 Adjusted EBITDA guidance  Note: Projected GAAP financial measures and reconciliations of projected non-GAAP financial measures are not provided herein because such GAAP financial measures are not available on a forward-looking basis and such reconciliations could not be derived without unreasonable effort. Adjusted EBITDA is a non-GAAP Financial measure.   Capital Expenditures  $2.40-2.50B  $2.50-2.60B  Fiber Build Locations  1.0M  1.1-1.2M  Adjusted EBITDA  $2.00-2.15B  $2.05-2.15B  Prior 2022 Outlook  Current 2022 Outlook

 28  Frontier investment thesis  Strong & growing demand  Superior product  Favorable market structure   Clear strategy & purpose  Ample liquidity & access to capital  Strong & experienced leadership team

 29  Q & A

 30  appendix

 EBITDA margin  38.5%   36.9%   35.3%   35.9%   28.0%   Adjusted EBITDA margin  40.0%   39.2%   37.2%   37.9%   35.2%    (Millions)  Q1 2021  Q2 2021  Q3 2021  Q4 2021  Q1 2022  Net Income   $60    $4,580    $126    $189    $65   Add back (Subtract)  Income Tax Expense (Benefit)   87    (180)   31    12    30   Interest Expense   89    91    90    105    103   Investment and Other (Income) Loss, Net   (2)   3    37    (34)   (77)  Reorganization Items, Net   25    (4,196)  -  -  -  Operating Income   259    298    284    272    121   Depreciation and Amortization   387    298    273    282    284   EBITDA   $646    $596    $557    $554    $405   Add back:  Pension / OPEB Expense   $23    $21    $18    $19    $19   Restructuring Costs and Other Charges   2    16    8    2    54   Rebranding Costs  -  -  -  -   8   Stock-based Compensation Expense   (1)  -   8    10    15   Legal Settlement  -  -  -  -   8   Storm Related Insurance Proceeds  -  -   (4)  -  -  Adjusted EBITDA   $670    $633    $587    $585    $509   Non-GAAP Financial Measures  Q2 2022   $101    69    118    (122)  -   166    290    $456    $18    30    11    20   -  -   $535   31.3%   36.7%